Exhibit 10.6

EXECUTION VERSION

FIRST LIEN AMENDMENT NO. 5, dated as of June 14, 2016 (this “First Lien Amendment No. 5”) to the First Lien Credit Agreement (as defined below), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and/or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), UBS AG, STAMFORD BRANCH, as the Incremental Term Lender hereunder (in such capacity, the “2016-1 Incremental Term Lender”), and UBS AG, STAMFORD BRANCH, in its capacity as Administrative Agent and, for purposes of Sections 4, 8, 9, 10, 11, 12 and 13 hereof only, each of the other Loan Parties party as of the date hereof.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders (as defined in the First Lien Credit Agreement) have extended credit to the Borrowers.

B. Pursuant to Section 2.14(a) of the First Lien Credit Agreement, the Borrower Representative hereby notifies the Administrative Agent and the Lenders that it is requesting that the 2016-1 Incremental Term Lender provide Incremental Term Commitments in an aggregate principal amount equal to $350,000,000 (such Incremental Term Commitments in such aggregate principal amount, the “2016-1 Incremental Term Commitments”) on the terms set forth in this First Lien Amendment No. 5. By its signature hereof, the 2016-1 Incremental Term Lender hereby provides the 2016-1 Incremental Term Commitments.

C. Whereas Section 2.14(f) of the First Lien Credit Agreement permits an Incremental Amendment to, without the consent of any other Loan Party, Agent or Lender, effect such other amendments to the First Lien Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Representative, to effect the provisions of Section 2.14.

D. UBS Securities LLC (“UBS Securities”), JPMorgan Chase Bank, N.A. (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citi (as defined below), Credit Agricole Corporate and Investment Bank (acting through such affiliates or branches as it deems appropriate, “Credit Agricole CIB”), Credit Suisse Securities (USA) LLC (“CS Securities”), HSBC Securities (USA) Inc. (“HSBC Securities”), Mizuho Bank, Ltd. (“Mizuho”) and Morgan Stanley Senior Funding, Inc. (“MSSF”, and together with UBS Securities, J.P. Morgan, Merrill Lynch, Citi, Credit Agricole CIB, CS Securities, HSBC Securities, Mizuho and MSSF, the “First Lien Amendment No. 5 Arrangers”) shall act as the joint lead arrangers and bookrunners (with UBS Securities acting as “lead left” arranger and bookrunner) with respect to the 2016-1 Incremental Term Loans and the transactions relating to such 2016-1 Incremental Term Loans (for the purposes of this First Lien Amendment No. 5,

“Citi” shall mean Citigroup Global Markets, Inc. (“CGMI”), Citibank, N.A., Citigroup USA, Inc., Citigroup North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services with respect to the 2016-1 Incremental Term Loans).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 5 shall have the same meanings specified in the First Lien Credit Agreement. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Term Loans.

(a) This First Lien Amendment No. 5 constitutes an “Incremental Amendment” pursuant to Section 2.14 of the First Lien Credit Agreement and a “Loan Document”.

(b) Subject to the terms and conditions set forth herein, the 2016-1 Incremental Term Lender agrees to make Incremental Term Loans to the Borrowers on the First Lien Amendment No. 5 Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the 2016-1 Incremental Term Commitments (such Incremental Term Loans, the “2016-1 Incremental Term Loans”), subject to the conditions set forth in Section 5 hereof. From and after the making thereof, the 2016-1 Incremental Term Loans shall have terms and provisions (including, without limitation, as to interest, maturity and repayments) identical to the 2015-1 Term Loans outstanding under the First Lien Credit Agreement immediately prior to the First Lien Amendment No. 5 Effective Date and each reference to the 2015-1 Term Loans and the 2015-1 Term Lenders in the First Lien Credit Agreement and each other Loan Document shall be deemed to include the 2016-1 Incremental Term Loans and the 2016-1 Incremental Term Lender, in each case, except as otherwise expressly set forth in this First Lien Amendment No. 5. The 2015-1 Term Loans and the 2016-1 Incremental Term Loans shall constitute the same Class of Loans and the 2015-1 Term Lenders and 2016-1 Incremental Term Lender shall constitute the same Class of Lenders.

(c) The following definitions shall be deemed to be added to Section 1.01 of the First Lien Credit Agreement effective as of the First Lien Amendment No. 5 Effective Date:

“2016-1 Incremental Term Loans” has the meaning assigned in First Lien Amendment No. 5.

“First Lien Amendment No. 5” means Amendment No. 5 to this Agreement dated June 14, 2016.

“First Lien Amendment No. 5 Arrangers” has the meaning assigned in First Lien Amendment No. 5.

“First Lien Amendment No. 5 Effective Date” has the meaning assigned in First Lien Amendment No. 5.

(d) The following definition shall be deemed to be amended and restated in Section 1.01 of the First Lien Credit Agreement effective as of the First Lien Amendment No. 5 Effective Date:

“Qualified Lender” means a Lender providing an accurate representation in its Assignment and Assumption (or, for Lenders that were Lenders prior to the First Lien Amendment No. 5 Effective Date, a Lender that has delivered valid withholding forms and documentation prior to the First Lien Amendment No. 5 Effective Date establishing) that such Lender would be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under this Agreement (if such interest were treated as from sources within the United States under Section 861 of the Code) as of (A) the Closing Date (or as of the Delayed Draw Funding Date or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the Delayed Draw Funding Date or the date of such assignment, as applicable) with respect to the Loans other than the 2015-1 Term Loans, (B) the First Lien Amendment No. 2 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-1 Term Loans (other than the 2015-2 Incremental Term Loans and the 2016-1 Incremental Term Loans), (C) the First Lien Amendment No. 3 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-2 Incremental Term Loans or (D) the First Lien Amendment No. 5 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2016-1 Incremental Term Loans.

(e) Section 2.14(e)(iii) shall be amended by adding “It is agreed and understood for purposes of this Section 2.14(e)(iii) that the All-In Yield of the 2016-1 Incremental Term Loans shall be deemed to equal the All-In Yield of the 2015-1 Term Loans (after giving effect to the first parenthetical phrase of the immediately preceding sentence).” as a new last sentence of such Section 2.14(e)(iii), effective as of the First Lien Amendment No. 5 Effective Date.

(f) The following subclauses of Section 10.26 of the First Lien Credit Agreement shall be amended and restated as follows, effective as of the First Lien Amendment No. 5 Effective Date:

(i) 10.26(a)(i): “On behalf of the Borrowers, the Arrangers have in the aggregate made invitations to become a Lender under this Agreement as it existed at November 4, 2014 and prior to the incorporation of the 2015-1 Revolving Commitment Increase, the 2015-1 Term Loans, the 2015-2 Incremental Term Loans and the 2016-1 Incremental Term Loans: (x) to at least ten Persons, each of whom, as at the date the relevant invitation was made, the relevant officers of the Arrangers involved in the transaction on a day to day basis believed carried on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, and each of whom was disclosed to the Australian Borrower, or (y) in an electronic form that was used by financial markets for dealing in debentures or debt interests such as Reuters or Bloomberg.”

(ii) 10.26(b)(i): “On behalf of the Borrowers, the First Lien Amendment No. 2 Arrangers have in the aggregate made invitations to become a Lender under this Agreement as it existed at September 1, 2015 and prior to the incorporation of the 2015-2 Incremental Term Loans and the 2016-1 Incremental Term Loans (but including in connection with the 2015-1 Revolving Commitment Increase and the 2015-1 Term Loans): (x) to at least ten Persons, each of whom, as at the date the relevant invitation was made, the relevant officers of the First Lien Amendment No. 2 Arrangers involved in the transaction on a day to day basis believed carried on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, and each of whom was disclosed to the Australian Borrower, or (y) in an electronic form that was used by financial markets for dealing in debentures or debt interests such as Reuters or Bloomberg.”

(iii) 10.26(c)(i): “On behalf of the Borrowers, the First Lien Amendment No. 3 Arrangers have in the aggregate made invitations to become a Lender under this Agreement as it existed at December 22, 2015 in connection with the 2015-2 Incremental Term Loans: (x) to at least ten Persons, each of whom, as at the date the relevant invitation is made, the relevant officers of the First Lien Amendment No. 3 Arrangers involved in the transaction on a day to day basis believed carried on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, and each of whom has been disclosed to the Australian Borrower, or (y) in an electronic form that is used by financial markets for dealing in debentures or debt interests such as Reuters or Bloomberg.”

(iv) 10.26(d): “The Australian Borrower confirms that none of the entities whose names were disclosed to it in writing by the Arrangers at least 3 Business Days before November 4, 2014 (or (i) by the First Lien Amendment No. 2 Arrangers at least 3 Business Days before the First Lien Amendment No. 2 Effective Date; (ii) by the First Lien Amendment No. 3 Arrangers at least 3 Business Days before First Lien Amendment No. 3 Effective Date; or (iii) by the First Lien Amendment No. 5 Arrangers at least 3 Business Days before the First Lien Amendment No. 5 Effective Date) were known or suspected by it to be an Offshore Associate of it or an Associate of any other such invitee, other than those which have been notified to the Arrangers (or the First Lien Amendment No. 2 Arrangers, the First Lien Amendment No. 3 Arrangers or the First Lien Amendment No. 5 Arrangers, as the case may be) by the Australian Borrower on or before November 4, 2014 (or, (i) in the case of the First Lien Amendment No. 2 Arrangers, the First Lien Amendment No. 2 Effective Date; (ii) in the case of the First Lien Amendment No. 3 Arrangers, the First Lien Amendment No. 3 Effective Date; or (iii) in the case of the First Lien Amendment No. 5 Arrangers, the First Lien Amendment No. 5 Effective Date) (for the avoidance of doubt, without limiting the Arrangers’, the First Lien Amendment No. 2 Arrangers’, the First Lien Amendment No. 3 Arrangers’ or the First Lien Amendment No. 5 Arrangers’ obligations under this Section 10.26).”

(g) Section 10.26(e) of the First Lien Credit Agreement shall be amended, effective as of the First Lien Amendment No. 5 Effective Date, by (i) adding “or Section 10.26(i)(i)(x)” after “Section 10.26(c)(i)(x)” and (ii) replacing the “or” appearing before “Section 10.26(c)(i)(x)” with“,”.

(h) Section 10.26(f) of the First Lien Credit Agreement shall be amended, effective as of the First Lien Amendment No. 5 Effective Date, by adding “ , First Lien Amendment No. 5 Arranger” after “First Lien Amendment No. 3 Arranger” and by adding “, First Lien Amendment No. 5 Arrangers” after “First Lien Amendment No. 3 Arrangers” appearing in such Section 10.26(f).

(i) Section 10.26 of the First Lien Credit Agreement shall be amended, effective as of the First Lien Amendment No. 5 Effective Date, by adding at the end of such Section 10.26 the following text as a new clause (i):

“(i) The First Lien Amendment No. 5 Arrangers undertake, represent and warrant to the Australian Borrower as follows:

(i) On behalf of the Borrowers, the First Lien Amendment No. 5 Arrangers have in the aggregate made invitations to become a Lender under this Agreement in connection with the 2016-1 Incremental Term Loans: (x) to at least ten Persons, each of whom, as at the date the relevant invitation is made, the relevant officers of the First Lien Amendment No. 5 Arrangers involved in the transaction on a day to day basis believe carries on the business of providing finance or investing or dealing in securities in the course of operating in financial markets, and each of whom has been disclosed to the Australian Borrower, or (y) in an electronic form that is used by financial markets for dealing in debentures or debt interests such as Reuters or Bloomberg.

(ii) At least ten of the Persons to whom the First Lien Amendment No. 5 Arrangers in the aggregate (on behalf of the Borrowers) have made invitations referred to in Section 10.26(i)(i) are not, as at the date the invitations are made, to the knowledge of the relevant officers of the First Lien Amendment No. 5 Arrangers involved in the transaction, Associates of any of the others of those ten invitees or any of the First Lien Amendment No. 5 Arrangers.

(iii) As of the First Lien Amendment No. 5 Effective Date, none of the First Lien Amendment No. 5 Arrangers have made invitations referred to in Section 10.26(i)(i) to any Person that is, to the knowledge of the relevant officers of the First Lien Amendment No. 5 Arrangers involved in the transaction on a day to day basis, an Offshore Associate of the Australian Borrower. Nor will any First Lien Amendment No. 5 Arranger, in the event that it makes an additional invitation to become a Lender under this Agreement to any Person after the First Lien Amendment No. 5 Effective Date and before the end of any syndication period agreed with respect to the 2016-1 Incremental Term Loans (such period not to exceed forty-five (45) days after the First Lien Amendment No. 5 Effective Date), make such invitation to any Person that was, to the knowledge of the relevant officers of the First Lien Amendment No. 5 Arrangers involved in the transaction on a day to day basis, an Offshore Associate of the Australian Borrower or any Lender.”

(j) Exhibits D-1 [Form of Assignment and Assumption] and D-2 [Form of Affiliated Lender Assignment and Assumption] to the First Lien Credit Agreement shall be amended, effective as of the First Lien Amendment No. 5 Effective Date by adding “, First Lien Amendment No. 5 Arrangers” after “First Lien Amendment No. 3 Arrangers” appearing in such Exhibits D-1 and D-2, respectively.

SECTION 3. Amortization. Section 2.07(a) of the First Lien Credit Agreement shall be amended and restated as follows:

“The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (which Appropriate Lenders shall be, for the avoidance of doubt, the Lenders holding 2015-1 Term Loans, 2015-2 Incremental Term Loans and 2016-1 Incremental Term Loans) (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2016, an aggregate principal amount of $5,572,708.00 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the 2015-1 Term Loans, the aggregate principal amount of all 2015-1 Term Loans, 2015-2 Incremental Term Loans and 2016-1 Incremental Term Loans outstanding on such date.”

SECTION 4. Acknowledgments and Reaffirmation. Each Loan Party hereunder hereby expressly acknowledges and agrees to the terms of this First Lien Amendment No. 5 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in this First Lien Amendment No. 5 and each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Lien Amendment No. 5 and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the 2016-1 Incremental Term Loans and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to 2016-1 Incremental Term Loans)) pursuant to the Loan Documents; provided that no Loan Party makes any representation or warranty on the First Lien Amendment No. 5 Effective Date as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent such pledge or perfection is required pursuant to Schedule B on the First Lien Amendment No. 5 Effective Date until so required pursuant to Schedule B.

SECTION 5. Conditions to Effectiveness. This First Lien Amendment No. 5 shall become effective (the “First Lien Amendment No. 5 Effective Date”) on the date when:

(a) the Administrative Agent (or its counsel) receives the following on or before the First Lien Amendment No. 5 Effective Date, each properly executed and delivered:

(i) (A) from each Loan Party organized in the United States, United Kingdom, Australia, Luxembourg, the Netherlands, Ireland, the British Virgin Islands and the Cayman Islands, in each case, executed counterparts of this First Lien Amendment No. 5 and (B) from the 2016-1 Incremental Term Lender and the Administrative Agent (in its capacity as such), executed counterparts of this First Lien Amendment No. 5;

(ii) each Collateral Document set forth on Schedule A hereto, duly executed by each applicable Loan Party;

(iii) a duly executed Committed Loan Notice with respect to the 2016-1 Incremental Term Loans being borrowed on the First Lien Amendment No. 5 Effective Date substantially in the form of Exhibit A-l to the First Lien Credit Agreement;

(iv) certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Lien Amendment No. 5 and the other Loan Documents to which such Loan Party is to become a party on the First Lien Amendment No. 5 Effective Date (and in the case of each Australian Loan Party, resolving that (A) it is in its best interests to execute this First Lien Amendment No. 5 and, to the extent applicable, the other Loan Documents to which it will be a party on the First Lien Amendment No. 5 Effective Date, (B) its execution of any such document and the performance of its obligations under them does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the Commitment would not cause any guarantee, security or similar limit binding on that Australian Loan Party to be exceeded);

(v) a customary legal opinion from (A) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (B) Young Conway Stargatt & Taylor, LLP, Delaware counsel to certain of the Loan Parties, (C) King & Wood Mallesons, Australian counsel to the Lenders, (D) Allen & Overy LLP, England and Wales counsel to the Lenders and (E) Allen & Gledhill LLP, Singapore counsel to the Lenders;

(vi) a solvency certificate from a Financial Officer of Holdings (after giving effect to the 2016-1 Incremental Term Loans) substantially in the form of Exhibit B hereto;

(vii) [Reserved]; and

(viii) an officer’s certificate dated the First Lien Amendment No. 5 Effective Date from a Responsible Officer of the Borrower Representative substantially in the form of Exhibit A hereto.

(b) the Administrative Agent shall have received, at least three (3) Business Days prior to the First Lien Amendment No. 5 Effective Date, all documentation and other information about Holdings and the Borrowers required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT that has been requested in writing at least ten (10) Business Days prior to the First Lien Amendment No. 5 Effective Date;

(c) the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the First Lien Amendment No. 5 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d) no Default shall exist, or would result from the incurrence of the 2016-1 Incremental Term Loans or from the application of the proceeds therefrom; and

(e) all fees and, to the extent invoiced at least two (2) Business Days prior to the First Lien Amendment No. 5 Effective Date (except as otherwise reasonably agreed by the Borrower Representative), expenses due under the Engagement Letter dated as of May 31, 2016 (the “Engagement Letter”) shall have been paid.

SECTION 6. Written Request. By its execution of this First Lien Amendment No. 5, the Borrower Representative hereby delivers and the Administrative Agent hereby acknowledges receipt of this First Lien Amendment No. 5 as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.14(a) of the First Lien Credit Agreement.

SECTION 7. Amendment, Modification and Waiver. This First Lien Amendment No. 5 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 8. Entire Agreement; Post-Effective Date Obligations. This First Lien Amendment No. 5, the First Lien Credit Agreement, the Engagement Letter and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this First Lien Amendment No. 5 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 5 is a Loan Document. As promptly as practicable, and in any event within the time periods after the

First Lien Amendment No. 5 Effective Date specified in Schedule B hereto or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the First Lien Amendment No. 5 Effective Date, deliver the documents or take the actions specified on Schedule B hereto, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

SECTION 9. GOVERNING LAW. THIS FIRST LIEN AMENDMENT NO. 5 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). THE PROVISIONS OF SECTIONS 10.16 AND 10.17 OF THE FIRST LIEN CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS FIRST LIEN AMENDMENT NO. 5 AND SHALL APPLY HEREIN MUTATIS MUTANDIS.

SECTION 10. Severability. If any provision of this First Lien Amendment No. 5 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 5 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Counterparts. This First Lien Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 5 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 5.

SECTION 12. Headings. The headings of this First Lien Amendment No. 5 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. Miscellaneous. The provisions of Sections 10.04, 10.05, 10.09 and 10.23 of the First Lien Credit Agreement are hereby incorporated by reference into this First Lien Amendment No. 5 and shall apply herein mutatis mutandis and, for the avoidance of doubt, any reference in such Sections to Arrangers shall be deemed to apply mutatis mutandis to the First Lien Amendment No. 5 Arrangers.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 5 as of the date first written above.

[Signature Page to the First Lien Amendment No. 3]

Consented and agreed to as of

the date first above written:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Darlene Arias
Name: Darlene Arias Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee Title: Associate Director

UBS AG, STAMFORD BRANCH, as 2016-1 Incremental Term Lender

By:	/s/ Darlene Arias
Name: Darlene Arias Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee Title: Associate Director

[Signature Page to 2016-1 First Lien Amendment No. 5]

DTZ U.S. BORROWER, LLC,

as the U.S. Borrower and Borrower Representative

By:	/s/ Clive Bode
Name: Clive Bode
Title: President

[Signature Page to the First Lien Amendment No. 5]

Signed and delivered for:

DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936

under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Level 22, 101 Collins Street Melbourne Vic 3000 Lawyer	By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 5]

DTZ UK GUARANTOR LIMITED,

as Holdings

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman Title: President and Chief Executive Officer

CUMBERLAND LAND HOLDING, L.L.C.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: Director

DTZ SERVICES, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President & Manager

CUSHMAN & WAKEFIELD HOLDINGS, INC.

CUSHMAN & WAKEFIELD INTERNATIONAL FINANCE SUBSIDIARY, LLC

CUSHMAN & WAKEFIELD INTERNATIONAL, LLC

CUSHMAN & WAKEFIELD OF ASIA, INC.

CUSHMAN & WAKEFIELD OF NORTH AMERICA, INC.

CUSHMAN & WAKEFIELD OF SOUTH AMERICA, LLC

CUSHMAN & WAKEFIELD OF THE AMERICAS, INC.

CUSHMAN & WAKEFIELD REALTY, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman Title: President

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W FACILITY SERVICES, INC. DTZ GOVERNMENT SERVICES, INC.

By:	/s/ Paul Bedborough
Name: Paul Bedborough
Title: President

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SECURE SERVICES, INC.

By:	/s/ Roger E. Frischkorn
Name: Roger E. Frischkorn
Title: President, Vice President, Treasurer, and Secretary

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ PARENT, LLC

By:	/s/ Brett White
Name: Brett White
Title: President

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY NORTHERN CALIFORNIA, INC.

WOODMONT COMMERCIAL REALTY, INC.

CASSIDY TURLEY COMMERCIAL REAL ESTATE SERVICES, INC.

CASSIDY TURLEY FIDUCIARY, INC.

CASSIDY TURLEY CALIFORNIA, INC.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President

CASSIDY TURLEY, INC. (DE)

CASSIDY TURLEY, INC. (MO)

CASSIDY TURLEY, L.P.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President and Chief Executive Officer

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CAPITAL SERVICES, LLC

CUSHMAN & WAKEFIELD GLOBAL SERVICES, INC.

CUSHMAN & WAKEFIELD OF ARIZONA, INC.

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.

CUSHMAN & WAKEFIELD OF COLORADO, INC.

CUSHMAN & WAKEFIELD OF CONNECTICUT, INC.

CUSHMAN & WAKEFIELD OF DELAWARE, INC.

CUSHMAN & WAKEFIELD OF FLORIDA, INC.

CUSHMAN & WAKEFIELD OF GEORGIA, INC.

CUSHMAN & WAKEFIELD OF ILLINOIS, INC.

CUSHMAN & WAKEFIELD OF LONG ISLAND, INC.

CUSHMAN & WAKEFIELD OF MARYLAND, INC.

CUSHMAN & WAKEFIELD OF MASSACHUSETTS, INC.

CUSHMAN & WAKEFIELD OF MINNESOTA, INC.

CUSHMAN & WAKEFIELD OF NEVADA, INC.

CUSHMAN & WAKEFIELD OF NEW HAMPSHIRE, INC.

CUSHMAN & WAKEFIELD OF NEW JERSEY, INC.

CUSHMAN & WAKEFIELD OF NORTH CAROLINA, INC.

CUSHMAN & WAKEFIELD OF OHIO, INC.

CUSHMAN & WAKEFIELD OF OREGON, INC.

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.

CUSHMAN & WAKEFIELD OF SAN DIEGO, INC.

CUSHMAN & WAKEFIELD OF TEXAS, INC.

CUSHMAN & WAKEFIELD OF VIRGINIA, INC.

CUSHMAN & WAKEFIELD OF WASHINGTON D.C. INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, INC.

CUSHMAN & WAKEFIELD REALTY OF BROOKLYN, LLC

CUSHMAN & WAKEFIELD REALTY OF MANHATTAN, LLC

CUSHMAN & WAKEFIELD REALTY OF NEW JERSEY, LLC

CUSHMAN & WAKEFIELD REALTY OF QUEENS, LLC

CUSHMAN & WAKEFIELD REALTY OF THE BRONX, LLC

CUSHMAN & WAKEFIELD REGIONAL, INC.

CUSHMAN & WAKEFIELD RETAIL LEASING SERVICES, LLC

CUSHMAN & WAKEFIELD WESTERN, INC.

CUSHMAN & WAKEFIELD, INC.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President and Chief Executive – Americas

[Signature Page to First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK HOLDCO LIMITED

DTZ UK BIDCO LIMITED

DTZ UK BIDCO 2 LIMITED

CASPER UK BIDCO LIMITED

DTZ WORLDWIDE LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DRONE HOLDINGS (CAYMAN) LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US HOLDCO, INC.

DTZ US NEWCO, INC.

DTZ US HOLDINGS, LLC

C&W GROUP, INC.

By:	/s/ Clive Bode
Name: Clive Bode
Title: President

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ EUROPE LIMITED

By:	/s/ Joseph S Friedman
Name: Joseph S Friedman
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ CORPORATE FINANCE LIMITED

By:	/s/ Steve Watts
Name: Steve Watts
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DEBENHAM TIE LEUNG LIMITED

By:	/s/ John Forrester
Name: John Forrester
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CANTIUM ESTATES LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

HODNETT MARTIN SMITH LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INTERNATIONAL LIMITED

By:	/s/ Steve Watts
Name: Steve Watts
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INDIA LIMITED

By:	/s/ Steve Watts
Name: Steve Watts
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SERVICES (EUROPE) LIMITED

By:	/s/ Vivienne Selzer
Name: Vivienne Selzer
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ MANAGEMENT SERVICES LIMITED

By:	/s/ Richard Wilson
Name: Richard Wilson
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IM (SPFS) LIMITED

By:	/s/ Anthony Azan Brothwell
Name: Anthony Azan Brothwell
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DT&C LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INVESTORS LIMITED

By:	/s/ Cnris Cooper
Name: Cnris Cooper
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK NEWCO LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IRISH FINCO LIMITED

By:	/s/ Lisa Connaughton
Name: Lisa Connaughton
Title: Alternate Director to Julie Trundle

[Signature Page to First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DUTCH HOLDINGS B.V.

By:	/s/ Pedro Emanuel Gouveia Fernandes das Neves
Name: Pedro Emanuel Gouveia Fernandes das Neves
Title: Authorized Signatory

[Signature Page to First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD INDUSTRIAL DUTCH HOLDINGS B.V.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD LUXEMBOURG HOLDINGS S.A R.L.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Manager A

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (U.K.) LTD

CUSHMAN & WAKEFIELD (EMEA) LIMITED

CUSHMAN & WAKEFIELD (U.K.) SERVICES LIMITED

CUSHMAN & WAKEFIELD (WARWICK COURT) LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT TRADING LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT LIMITED

CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED

CUSHMAN & WAKEFIELD RESIDENTIAL LIMITED

CUSHMAN & WAKEFIELD SITE SERVICES LIMITED

CUSHMAN & WAKEFIELD SPAIN LIMITED

By:	/s/ Sunita Koushal
Name: Sunita Koushal
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

SIGNED by CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED, acting in its capacity as general partner, for and on behalf of CUSHMAN & WAKEFIELD UK LIMITED PARTNERSHIP

By:	/s/ Carlos B. Sant’Albano
Name: Carlos B. Sant’Albano
Title:

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT HOLDCO LIMITED

By:	/s/ Duncan Palmer
Name: Duncan Palmer
Title:

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD OF ASIA HOLDCO LIMITED

By:	/s/ Joseph S Friedman
Name: Joseph S Friedman
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT TRADING HOLDCO LIMITED

By:	/s/ Joseph S Friedman
Name: Joseph S Friedman
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD BVI HOLDCO LIMITED

By:	/s/ Brett Soloway
	Name:	Brett Soloway
	Title:	Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

BIGEREALESTATE HOLDCO LIMITED

By:	/s/ Brett Soloway
	Name:	Brett Soloway
	Title:	Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD HOLDCO LIMITED

By:	/s/ Brett Soloway
	Name:	Brett Soloway
	Title:	Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD SITE SERVICES HOLDCO LIMITED

By:	/s/ Duncan Palmer
	Name:	Duncan Palmer
Title:

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD OF ASIA LIMITED

By:	/s/ Michael Hodges
	Name:	Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (BVI), INC.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CORPORATE FINANCE LIMITED

By:	/s/ Robert Peto
Name: Robert Peto
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (S) PTE LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD VHS PTE LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD SINGAPORE HOLDINGS PTE LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DRONE SINGAPORE PTE. LTD.

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for:

DTZ AUS BIDCO PTY LIMITED ACN 169 965 995

under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Level 22, 101 Collins Street, Melbourne Viz 3000, Lawyer	By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for:

DTZ PTY LTD ACN 074 196 991

DTZ (QATAR) HOLDINGS PTY LTD ACN 121 037 312

DTZ PROCESS SOLUTIONS PTY LTD ACN 090 608 361

DTZ PROCUREMENT SERVICES PTY LTD ACN 079 452 887

DTZ FM SERVICES PTY LTD ACN 076 203 659

DTZ HR SERVICES PTY LTD ACN 074 593 534

DTZ REAL ESTATE SERVICES (ACT) PTY LTD ACN 087 378 569

DTZ REAL ESTATE SERVICES (NSW) PTY LTD ACN 087 378 238

DTZ REAL ESTATE SERVICES (VIC) PTY LTD ACN 087 378 381

DTZ REAL ESTATE SERVICES (QLD) ACN 087 378 649

DTZ REAL ESTATE SERVICES (TAS) PTY LTD ACN 087 378 452

DTZ REAL ESTATE SERVICES (SA) PTY LTD ACN 087 378 694

DTZ REAL ESTATE SERVICES (WA) PTY LTD ACN 087 378 327

DTZ REAL ESTATE SERVICES (NT) PTY LTD ACN 087 378 523

DTZ AUSTRALIA PTY LTD ACN 106 515 931

DTZ AUSTRALIA (NSW) PTY LTD ACN 090 139 076

DTZ AUSTRALIA (NORTH SHORE PROPERTY MANAGEMENT) PTY LTD ACN 091 211 620

DTZ AUSTRALIA (NORTH SHORE AGENCY) PTY LTD ACN 002 972 527

DTZ AUSTRALIA (VIC) PTY LTD ACN 069 488 866

DTZ AUSTRALIA (QUEENSLAND) PTY LTD ACN 121 110 763

DTZ DEBENHAM TIE LEUNG AUSTRALASIA PTY LTD ACN 095 036 874

DTZ AUSTRALIA (LEASING) PTY LTD ACN 097 960 337

/s/ Marilyn Jurina	/s/ Andrew Dean
Signature of Witness	Signature of Attorney

Marilyn Jurina	Andrew Dean
Print Name of Witness	Print Name of Attorney

Legal Administrator L3, 111 Coventry St South Melbourne 3205	By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed and delivered for:

CUSHMAN & WAKEFIELD (AUSTRALIA) PTY LTD ACN 125 787 939

CUSHMAN & WAKEFIELD (NSW) PTY LIMITED ACN 126 019 574

CUSHMAN & WAKEFIELD (QLD) PTY LTD ACN 157 927 467

CUSHMAN & WAKEFIELD (VIC) PTY LTD ACN 157 927 476

CUSHMAN & WAKEFIELD HOLDING PTY LTD ACN 127 959 522

/s/ Marilyn Jurina	/s/ Andrew Dean
Signature of Witness	Signature of Attorney

Marilyn Jurina	Andrew Dean
Print Name of Witness	Print Name of Attorney

Legal Administrator L3, 111 Coventry St South Melbourne 3205	By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 5]

SCHEDULE A

Collateral Documents

•	English Security Reaffirmation Deed by and among (A) each Loan Party that is organized in England and Wales and (B) DTZ US Holdings LLC, DTZ US Holdco, Inc., DTZ Pty Limited, Cushman & Wakefield Luxembourg Holdings S.à r.l., Cushman & Wakefield, Inc., Cushman & Wakefield of Asia Limited, BigERealEstate, Inc. and the Collateral Agent.

•	Singaporean Supplemental Share Charges by and between Drone Holdings (Cayman), Ltd. and the Collateral Agent in respect of the shares in Cushman & Wakefield Facilities & Engineering (S) Ltd. (formerly known as DTZ Facilities & Engineering (S) Limited) and Cushman & Wakefield (S) Pte Ltd.

•	Singaporean Supplemental Share Charge by and between DTZ UK Holdco Limited and the Collateral Agent in respect of the shares of DTZ Drone Singapore Pte. Ltd.

•	Singaporean Supplemental Share Charge by and between Cushman & Wakefield of Asia Limited and the Collateral Agent in respect of its shares in Cushman & Wakefield Singapore Holdings Pte Limited.

SCHEDULE B

Post-Closing Obligations

Subject to the Collateral and Guarantee Requirement, Holdings shall, or shall cause the applicable Restricted Subsidiaries (including the Borrowers) to, deliver each item to the Administrative Agent or take the actions specified below, as applicable, no later than the corresponding due date for such delivery or action specified below (or such later date as the Administrative Agent reasonably agrees to in writing):

(i)	Within 10 Business Days of the First Lien Amendment No. 5 Effective Date, the Administrative Agent shall have received:

(a)	the Singaporean Supplemental Debenture by and between DTZ Drone Singapore Pte. Ltd. and the Collateral Agent;

(b)	the Singaporean Supplemental Debenture by and between Cushman & Wakefield (S) Pte Ltd, Cushman & Wakefield Singapore Holdings Pte Limited, Cushman & Wakefield VHS Pte. Ltd. and the Collateral Agent;

(c)	the Singaporean Supplemental Share Charge by and between Cushman & Wakefield (S) Pte Ltd and the Collateral Agent in respect of shares of Cushman & Wakefield VHS Pte. Ltd.;

(d)	a duly executed joinder to the First Lien Amendment No. 5 by DTZ Drone Singapore Pte. Ltd., Cushman & Wakefield (S) Pte Ltd, Cushman & Wakefield Singapore Holdings Pte Limited and Cushman & Wakefield VHS Pte. Ltd. reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations; and

(e)	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the Secured Parties.

(ii)	Within 20 Business Days of the First Lien Amendment No. 5 Effective Date, the Administrative Agent shall have received, subject to the Guarantee and Security Principles, copies of a recent Lien and judgment search to the extent customary in the applicable jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

(iii)	Within 75 days of the First Lien Amendment No. 5 Effective Date, each Singapore Whitewash Loan Party shall have executed and/or delivered to the Administrative Agent:

(a)	either:

1.	a duly executed Singapore Whitewash Certificate (as defined below) (in form and substance reasonably satisfactory to the Administrative

Agent) by each such Singapore Whitewash Loan Party (for the purpose of this subclause (1), “Singapore Whitewash Certificate” means a certificate pursuant to Section 76A(6) of the Singapore Companies Act certifying compliance with the procedures set out in Section 76 of the Singapore Companies Act for permitting the financial assistance constituted by any Loan Document to which such entity is a party); or

2.	the respective certificates of conversion (public company to private company) issued by the Accounting and Corporate Regulatory Authority of Singapore confirming the conversion of each of Cushman & Wakefield Facilities & Engineering (S) Ltd. (formerly known as DTZ Facilities & Engineering (S) Limited) and E2E Asset Management Co. Ltd. to a private company;

(b)	a duly executed supplement to the First Lien Debenture, dated April 6, 2015, delivered in connection with the First Lien Amendment No. 5;

(c)	a duly executed joinder to the First Lien Amendment No. 5 reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations;

(d)	Cushman & Wakefield Facilities & Engineering (S) Ltd. (formerly known as DTZ Facilities & Engineering (S) Limited) shall have delivered a duly executed supplement to the First Lien Share Charge, dated April 6, 2015 in respect of the shares of DTZ Asia Pte. Ltd, DTZ Investments Pte. Ltd., DTZ Technologies Pte. Ltd., Cushman & Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations Pte. Ltd.), E2E Asset Management Co. Ltd., and PREMAS Valuers & Property Consultants Pte. Ltd.; and

(e)	Cushman & Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations Pte. Ltd.) shall have delivered a duly executed supplement to the First Lien Share Charge, dated April 6, 2015 in respect of Cushman & Wakefield Township Pte. Ltd. (formerly known as DTZ Township Pte. Ltd.), ESMACO Valuers & Property Agents Pte Ltd., LandArt Pte Ltd., RESMA Property Services Pte Ltd..

(iv)	Within 85 days of the First Lien Amendment No. 5 Effective Date, the Australian Loan Parties shall have delivered to the Administrative Agent a New South Wales Multi- Jurisdictional Mortgage Statement and arrangements for the payment of any applicable New South Wales stamp duty (in connection with the 2016-1 Incremental Term Loans).

For purposes of this post-closing obligations schedule:

“Singapore Whitewash Loan Parties” means DTZ Technologies Pte. Ltd., DTZ Investments Pte. Ltd., DTZ Asia Pte. Ltd., PREMAS Valuers & Property Consultants Pte. Ltd., Cushman & Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations Pte. Ltd.), E2E Asset Management Co. Ltd., Cushman & Wakefield Township Pte. Ltd. (formerly known as DTZ Township Pte. Ltd.), ESMACO Valuers & Property Agents Pte. Ltd., LandArt Pte. Ltd., RESMA Property Services Pte. Ltd., and Cushman & Wakefield Facilities & Engineering (S)

Ltd. (formerly known as DTZ Facilities & Engineering (S) Limited), provided that the guaranty of such entities has not been released in accordance with the Credit Agreement.

EXHIBIT A

[FORM OF]

OFFICER’S CERTIFICATE

DTZ U.S. Borrower, LLC

[    ], 2016

Pursuant to that certain First Lien Amendment No. 5, dated as of the date hereof (the “First Lien Amendment No. 5”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2016-1 Incremental Term Lender, and UBS AG, Stamford Branch, as Administrative Agent, to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent (as amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “First Lien Credit Agreement”), with capitalized terms used herein and not otherwise defined having the meaning ascribed to them in the First Lien Credit Agreement, the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

(a)	the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the First Lien Amendment No. 5 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)	no Default shall exist, or would result from the incurrence of the 2016-1 Incremental Term Loans or from the application of the proceeds therefrom.

[Signature Page Follows]

A-1

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:
Name: Clive Bode
Title: President

EXHIBIT B

FORM OF SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

of

HOLDINGS AND ITS SUBSIDIARIES

[    ], 2016

Pursuant to that certain First Lien Amendment No. 5, dated as of the date hereof (the “First Lien Amendment No. 5”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2016-1 Incremental Term Lender and UBS AG, Stamford Branch as Administrative Agent, to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent (as amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “First Lien Credit Agreement”), the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

As of the date hereof, after giving effect to the borrowing of the 2016-1 Incremental Term Loans (as defined in First Lien Amendment No. 5) and to the application of the proceeds of such Loans:

a.	The fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.	The present fair saleable value of the property of Holdings and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Holdings and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured;

d.	Holdings and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital; and

e.	Each Loan Party incorporated in Australia is solvent for the purposes of the Australian Corporations Act 2001 (Cth).

For the purposes of making the certifications set forth in this solvency certificate (this “Certificate”), it is assumed the indebtedness and other obligations incurred under the First Lien Credit Agreement will come due at their respective maturities. For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the First Lien Credit Agreement.

The undersigned is familiar with the business and financial position of Holdings and its subsidiaries. In reaching the conclusions set forth in this Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by Holdings and its subsidiaries after borrowing of the 2016-1 Incremental Term Loans.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as [chief financial officer] [specify other officer with equivalent duties] of Holdings, on behalf of the Holdings, and not individually, as of the date first stated above.

DTZ UK GUARANTOR LIMITED

By:
Name:
Title